Large Cap Value Equity Fund a series of CNI Charter Funds
Summary Prospectus dated December 16, 2011

Class: Institutional Class Servicing Class Class N	Ticker: (CNLIX) (CVEAX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.cnicharterfunds.com. You can also get this information at no cost by calling 1-888-889-0799 or by sending an e-mail request to cnicharterfunds@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 28, 2011, as supplemented July 5, 2011, September 22, 2011 and December 16, 2011 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2011, are incorporated by reference into this Summary Prospectus.

Large Cap Value Equity Fund

INVESTMENT GOAL

The Large Cap Value Equity Fund ("Large Cap Value Fund") seeks to provide capital appreciation and moderate income consistent with current returns available in the marketplace by investing in large U.S. corporations and U.S. dollar denominated American Depositary Receipts of large foreign corporations which are undervalued.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Large Cap Value Fund. You pay no sales charges or transaction fees for buying or selling shares of the Large Cap Value Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class(1)		Servicing Class(1)		Class N
Management Fees		0.62%		0.62%		0.62%
Distribution (12b-1) Fee		None		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%		0.25%
Other Fund Expenses	0.10%		0.10%		0.10%
Total Other Expenses		0.10%		0.35%		0.35%
Total Annual Fund Operating Expenses		0.72%		0.97%		1.22%

(1)
Institutional Class shares were initially offered in December, 2011. Effective December 19, 2011, the shares previously designated as Institutional Class shares were redesignated as Servicing Class shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Large Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Large Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$74	$230	$401	$894
Servicing Class	$99	$309	$536	$1,190
Class N	$124	$387	$670	$1,477

PORTFOLIO TURNOVER

The Large Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Large Cap Value Fund’s net assets (including borrowings for investment purposes) consists of common stock of large U.S. corporations and U.S. dollar denominated American Depositary Receipts of large foreign corporations which are undervalued. For this purpose, City National Asset Management, Inc. (“CNAM”), the Fund’s investment adviser, considers a large corporation to be a company with a market capitalization similar to the market capitalizations of the companies in the S&P 500 Value Index at the time of investment (currently $1 billion to $369 billion). CNAM uses a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Quantitative analysis seeks to measure the value of securities by using mathematical and statistical modeling and research. Fundamental analysis of a security involves measuring its intrinsic value by examining related economic, financial and other factors, such as the overall economy and industry conditions, and the financial condition and management of the issuer. Although the Fund is not an index fund, CNAM seeks to manage the portfolio’s overall risk characteristics to be similar to those of the S&P 500 Value Index.

CNAM may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security’s purchase, or more attractive investment alternatives are identified.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Large Cap Value Fund nor CNAM can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in common stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.

Investment Style – CNAM primarily uses a value style to select investments for the Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform the equity market or similar funds.

Foreign Investments (American Depositary Receipts) – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). The Fund invests in U.S. dollar denominated American Depositary Receipts of foreign companies (“ADRs”) which are sponsored by the foreign issuers. ADRs are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the risks of investing in foreign securities.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Large Cap Value Fund for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call 1-888-889-0799 or visit www.cnicharterfunds.com to obtain updated performance information.

This bar chart shows the performance of the Large Cap Value Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 18.81% Q2 2003	Worst Quarter (20.90)% Q4 2008

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This table shows the average annual total returns of each class of the Large Cap Value Fund for the periods ended December 31, 2010. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2010)	One Year	Five Years	Ten Years	Inception Date
Servicing Class				1/14/2000
Return Before Taxes	13.01%	1.39%	2.08%
Return After Taxes on Distributions	12.53%	0.82%	1.53%
Return After Taxes on Distributions and Sale of Fund Shares	8.43%	1.16%	1.70%
Class N				4/13/2000
Return Before Taxes	12.61%	1.12%	1.81%
S&P 500 Value Index (Reflects no deduction for fees, expenses or taxes)	15.10%	0.87%	2.69%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Asset Management, Inc.

PORTFOLIO MANAGERS

Steve Decker and Max Sasso have served as portfolio managers for the Large Cap Value Fund since June 2010.

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares are available to retirement plans and other investors who meet the minimum initial investment requirement described below. Servicing Class shares are available only to financial institutions and financial intermediaries for their own accounts or on behalf of their customers. Class N shares are intended for individual investors, partnerships, corporations, and other accounts. Shares of all classes of the Fund may only be purchased through an approved broker-dealer or other financial institution (each an “Authorized Institution”).

The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum for subsequent investments in Institutional Class shares. The Fund reserves the right to change the minimum amount required to open an account without prior notice. The Fund may accept investments of smaller amounts at its discretion. There are no minimum purchase or minimum shareholder account balance requirements for Servicing Class or Class N shares; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Large Cap Value Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Large Cap Value Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Large Cap Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CNI-SM-005-0200

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